   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2001

                                                      REGISTRATION NO. 333-69166
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                           MAGNA ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       7948                                             98-0208374
 (State or Other Jurisdiction
              of                                   (Primary Standard                                    (I.R.S. Employer
Incorporation or Organization)              Industrial Classification Code)                            Identification No.)

                                337 MAGNA DRIVE
                            AURORA, ONTARIO L4G 7K1
                                     CANADA
                                 (905) 726-2462
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                                  GARY M. COHN
                 VICE-PRESIDENT, SPECIAL PROJECTS AND SECRETARY
                           MAGNA ENTERTAINMENT CORP.
                                337 MAGNA DRIVE
                            AURORA, ONTARIO L4G 7K1
                                     CANADA
                                 (905) 726-2462
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:

                                SCOTT M. FREEMAN
                           SIDLEY AUSTIN BROWN & WOOD
                                875 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                             ---------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after this registration statement becomes effective.
                             ---------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule
462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                             ---------------------

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, WHEN THIS REGISTRATION STATEMENT IS DECLARED EFFECTIVE, THE PROSPECTUS THAT IS PART OF THIS REGISTRATION STATEMENT SHALL RELATE TO ANY SECURITIES THAT REMAIN UNSOLD UNDER THE REGISTRATION STATEMENT ON FORM S-1 (NO. 333-94791) OF THE REGISTRANT.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


    (a) Exhibits

    The following documents are filed as part of this Registration Statement.


     EXHIBIT NO.                          DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
         3.1            Restated Certificate of Incorporation of Magna Entertainment
                        Corp. (2)

         3.2            By-laws of Magna Entertainment Corp. (2)

         4              Form of Stock Certificate for Class A Subordinate Voting
                        Stock (1)

         5.1            Opinion of Sidley Austin Brown & Wood

        10.2            Stock Purchase Agreement dated as of June 30, 1999 between
                        Magna Entertainment Corp. and Gulfstream Park Racing
                        Association Inc. (1)

        10.3 Stock Purchase Agreement dated as of October 21, 1999 between Magna Entertainment Corp., The Edward J. DeBartolo
                        Corporation and Oklahoma Racing LLC (1)

        10.4 Stock Purchase Agreement dated as of November 5, 1999 between Magna Entertainment Corp. and Ladbroke Racing
                        Corporation (1)

        10.5            Exchangeable Share Support Agreement dated as of
                        February 14, 2000 among Magna Entertainment Corp. and MEC
                        Holdings (Canada) Inc. (1)

        10.6            Voting and Exchange Agreement dated as of February 14, 2000 among Magna Entertainment Inc., Magna Entertainment Corp.
                        and MEC Holding (Canada) Inc. (1)

        10.7            Term Loan Credit Agreement dated as of November 15, 1999, as amended from time to time, between The Santa Anita
                        Companies, Inc. and Wells Fargo Bank, National
                        Association (1)

        10.8            Revolving Credit Agreement dated as of January 1, 2001
                        between Los Angeles Turf Club, Incorporated and Wells Fargo
                        Bank, National Association (5)

        10.9            Forbearance Agreement dated as of February 8, 2000 between
                        Magna International Inc. and Magna Entertainment Corp. (1)

        10.10           Access Agreement dated as of March 1, 1999 between Magna
                        International Inc. and Magna
                        Liegenschaftsverwaltungs-GmbH (1)

        10.11           Magna Entertainment Corp. Long-Term Incentive Plan (3)

        10.12           Employment Agreement with Jerry D. Campbell dated
                        January 1, 2000 (3)

        10.13           Employment Agreement with David A. Mitchell dated
                        November 26, 1999 (1)

        10.14           Employment Agreement with Lonny Powell dated July 1,
                        1999 (3)

        10.15           Employment Agreement with Donald Amos dated August 3,
                        2000 (5)

        10.16           Employment Agreement with Graham J. Orr dated October 5,
                        2000 (5)

        10.17           Employment Agreement with Gary M. Cohn dated November 1,
                        2000 (5)

        10.18           Employment Agreement with Frank DeMarco, Jr. dated April 1,
                        1998 (5)

     EXHIBIT NO.                          DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
        10.19           Purchase Agreement dated as of August 25, 2000 between Magna
                        Entertainment Corp., BMOC Acquisitions XIV, LLC and
                        PaineWebber Real Estate Securities, Inc. (incorporated by
                        reference to exhibit 2 to registrant's Report on Form 8-K
                        filed February 2, 2001)

        10.20           Lease dated as of November 17, 2000 between Bay Meadows
                        Operating Company LLC and PW Acquisition IV, LLC (5)

        10.21 Amendment No. 1 to the Term Loan Credit Agreement dated as of November 15, 1999, between The Santa Anita Companies,
                        Inc. and Wells Fargo Bank, National Association (5)

        10.22 Amendment No. 2 to the Term Loan Credit Agreement dated as of November 15, 1999, between The Santa Anita Companies,
                        Inc. and Wells Fargo Bank, National Association (5)

        10.23           Stock Purchase Agreement dated as of December 21, 2000 among
                        Ladbroke Racing Wyoming, Inc., Ladbroke Racing Corporation
                        and Magna Entertainment Corp. (incorporated by reference to exhibit 2 to registrant's Report on Form 8-K filed
                        March 16, 2001)

        10.24 Amendment No. 1, effective as of the Closing Date, to the Stock Purchase Agreement, dated as of December 21, 2000
                        (incorporated by reference to exhibit 2.1 to registrant's
                        Report on Form 8-K filed March 16, 2001)

        10.25           Amending letter agreement dated March 28, 2001 to the Stock
                        Purchase Agreement dated as of December 21, 2000
                        (incorporated by reference to exhibit 2.2 to registrant's
                        Report on Form 8-K filed March 16, 2001)

       21*              Subsidiaries of the Registrant

        23.1*           Consent of Ernst & Young LLP in respect of the Audited
                        Consolidated Financial Statements of Magna Entertainment
                        Corp.

        23.2*           Consent of Ernst & Young LLP in respect of the Audited
                        Financial Statements of Los Angeles Turf Club, Inc.

        23.3*           Consent of Ernst & Young LLP in respect of the Audited
                        Combined Financial Statements of Golden Gate Fields
                        (consisting of Pacific Racing Association's operations
                        subject to the licensing provisions of the California Horse
                        Racing Board, Ladbroke Racing California, Inc. and Ladbroke
                        Land Holdings, Inc. (wholly owned subsidiaries of Ladbroke
                        Racing Corporation))

        23.4* Consent of Ernst & Young LLP in respect of the combined financial statements of Bay Meadows Operating Company, LLC and Bay Meadows Catering

        23.5*           Consent of Ernst & Young LLP in respect of the financial
                        statements of Ladbroke Racing Pennsylvania and Subsidiaries

        23.6* Consent of Ernst & Young LLP in respect of the financial statements of Sport Broadcasting, Inc.

        23.7*           Consent of Hill, Barth & King LLC in respect of the Audited
                        Financial Statements of Remington Park, Inc.

        23.8*           Consent of Hill, Barth & King LLC in respect of the Audited
                        Financial Statements of Thistledown, Inc.

        23.9*           Consent of PricewaterhouseCoopers LLP in respect of the
                        Audited Consolidated Financial Statements of Gulfstream Park
                        Racing Association, Inc. and Subsidiary

     EXHIBIT NO.                          DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
       24*              Powers of Attorney


------------------------


*   Previously filed.


(1) Incorporated by reference to the corresponding exhibit number of the registrant's Registration Statement on Form S-1 originally filed on January 14, 2000 (File number 333-94791).

(2) Incorporated by reference to the corresponding exhibit number of the registrant's Report on Form 8-K filed March 16, 2000.

(3) Incorporated by reference to the corresponding exhibit number of the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

(5) Incorporated by reference to the corresponding exhibit number of the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

    (b) Financial Statement Schedules


    The financial statement schedules are omitted because they are not required, are not applicable or the information is shown in the consolidated financial statements or related notes thereto.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Magna Entertainment Corp. certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Aurora, Ontario, Canada, on the 15th day of November, 2001.

                                                       MAGNA ENTERTAINMENT CORP.

                                                       By:               /s/ JIM MCALPINE
                                                            -----------------------------------------
                                                                           Jim McAlpine
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of November, 2001.

                      SIGNATURE                                    TITLE
                      ---------                                    -----
                                                       President and Chief Executive
                  /s/ JIM MCALPINE                       Officer and Director
     -------------------------------------------         (Principal Executive
                    Jim McAlpine                         Officer)

                                                       Executive Vice-President and
                          *                              Chief Financial Officer
     -------------------------------------------         (Principal Financial
                    Graham J. Orr                        Officer)

                          *                            Vice-President and Controller
     -------------------------------------------         (Principal Accounting
                 Douglas R. Tatters                      Officer)

                          *
     -------------------------------------------       Vice-Chairman and Director
                  Jerry D. Campbell

                          *
     -------------------------------------------       Director
                  William G. Davis

                          *
     -------------------------------------------       Director
                   Peter M. George

                          *
     -------------------------------------------       Director
                  Joseph W. Harper

                          *
     -------------------------------------------       Director
                  J. Terrence Lanni

                                     III-1

                      SIGNATURE                                    TITLE
                      ---------                                    -----
                          *
     -------------------------------------------       Director
                  Edward C. Lumley

                          *
     -------------------------------------------       Vice-Chairman and Director
                     James Nicol

                          *
     -------------------------------------------       Director
                    Gino Roncelli

                          *
     -------------------------------------------       Vice-President, Corporate
                   Andrew Stronach                       Development and Director

                          *
     -------------------------------------------       Chairman and Director
                   Frank Stronach

                          *
     -------------------------------------------       Director
                  Ronald J. Volkman

                          *
     -------------------------------------------       Director
                   John C. York II

                  /s/ GARY M. COHN                     As attorney-in-fact for the
     -------------------------------------------         officers and/or directors
                    Gary M. Cohn                         marked by an asterisk

                                     III-2

                               INDEX TO EXHIBITS


     EXHIBIT NO.                          DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
         3.1            Restated Certificate of Incorporation of Magna Entertainment
                        Corp. (2)

         3.2            By-laws of Magna Entertainment Corp. (2)

         4              Form of Stock Certificate for Class A Subordinate Voting
                        Stock (1)

         5.1            Opinion of Sidley Austin Brown & Wood

        10.2            Stock Purchase Agreement dated as of June 30, 1999 between
                        Magna Entertainment Corp. and Gulfstream Park Racing
                        Association Inc. (1)

        10.3 Stock Purchase Agreement dated as of October 21, 1999 between Magna Entertainment Corp., The Edward J. DeBartolo
                        Corporation and Oklahoma Racing LLC (1)

        10.4 Stock Purchase Agreement dated as of November 5, 1999 between Magna Entertainment Corp. and Ladbroke Racing
                        Corporation (1)

        10.5            Exchangeable Share Support Agreement dated as of
                        February 14, 2000 among Magna Entertainment Corp. and MEC
                        Holdings (Canada) Inc. (1)

        10.6            Voting and Exchange Agreement dated as of February 14, 2000 among Magna Entertainment Inc., Magna Entertainment Corp.
                        and MEC Holding (Canada) Inc. (1)

        10.7            Term Loan Credit Agreement dated as of November 15, 1999, as amended from time to time, between The Santa Anita
                        Companies, Inc. and Wells Fargo Bank, National
                        Association (1)

        10.8            Revolving Credit Agreement dated as of January 1, 2001
                        between Los Angeles Turf Club, Incorporated and Wells Fargo
                        Bank, National Association (5)

        10.9            Forbearance Agreement dated as of February 8, 2000 between
                        Magna International Inc. and Magna Entertainment Corp. (1)

        10.10           Access Agreement dated as of March 1, 1999 between Magna
                        International Inc. and Magna
                        Liegenschaftsverwaltungs-GmbH (1)

        10.11           Magna Entertainment Corp. Long-Term Incentive Plan (3)

        10.12           Employment Agreement with Jerry D. Campbell dated
                        January 1, 2000 (3)

        10.13           Employment Agreement with David A. Mitchell dated
                        November 26, 1999 (1)

        10.14           Employment Agreement with Lonny Powell dated July 1,
                        1999 (3)

        10.15           Employment Agreement with Donald Amos dated August 3,
                        2000 (5)

        10.16           Employment Agreement with Graham J. Orr dated October 5,
                        2000 (5)

        10.17           Employment Agreement with Gary M. Cohn dated November 1,
                        2000 (5)

        10.18           Employment Agreement with Frank DeMarco, Jr. dated April 1,
                        1998 (5)

        10.19           Purchase Agreement dated as of August 25, 2000 between Magna
                        Entertainment Corp., BMOC Acquisitions XIV, LLC and
                        PaineWebber Real Estate Securities, Inc. (incorporated by
                        reference to exhibit 2 to registrant's Report on Form 8-K
                        filed February 2, 2001)

        10.20           Lease dated as of November 17, 2000 between Bay Meadows
                        Operating Company LLC and PW Acquisition IV, LLC (5)

        10.21 Amendment No. 1 to the Term Loan Credit Agreement dated as of November 15, 1999, between The Santa Anita Companies,
                        Inc. and Wells Fargo Bank, National Association (5)

        10.22 Amendment No. 2 to the Term Loan Credit Agreement dated as of November 15, 1999, between The Santa Anita Companies,
                        Inc. and Wells Fargo Bank, National Association (5)

     EXHIBIT NO.                          DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
        10.23           Stock Purchase Agreement dated as of December 21, 2000 among
                        Ladbroke Racing Wyoming, Inc., Ladbroke Racing Corporation
                        and Magna Entertainment Corp. (incorporated by reference to exhibit 2 to registrant's Report on Form 8-K filed
                        March 16, 2001)

        10.24 Amendment No. 1, effective as of the Closing Date, to the Stock Purchase Agreement, dated as of December 21, 2000
                        (incorporated by reference to exhibit 2.1 to registrant's
                        Report on Form 8-K filed March 16, 2001)

        10.25           Amending letter agreement dated March 28, 2001 to the Stock
                        Purchase Agreement dated as of December 21, 2000
                        (incorporated by reference to exhibit 2.2 to registrant's
                        Report on Form 8-K filed March 16, 2001)

       21*              Subsidiaries of the Registrant

        23.1*           Consent of Ernst & Young LLP in respect of the Audited
                        Consolidated Financial Statements of Magna Entertainment
                        Corp.

        23.2*           Consent of Ernst & Young LLP in respect of the Audited
                        Financial Statements of Los Angeles Turf Club, Inc.

        23.3*           Consent of Ernst & Young LLP in respect of the Audited
                        Combined Financial Statements of Golden Gate Fields
                        (consisting of Pacific Racing Association's operations
                        subject to the licensing provisions of the California Horse
                        Racing Board, Ladbroke Racing California, Inc. and Ladbroke
                        Land Holdings, Inc. (wholly owned subsidiaries of Ladbroke
                        Racing Corporation))

        23.4* Consent of Ernst & Young LLP in respect of the combined financial statements of Bay Meadows Operating Company, LLC and Bay Meadows Catering

        23.5*           Consent of Ernst & Young LLP in respect of the financial
                        statements of Ladbroke Racing Pennsylvania and Subsidiaries

        23.6* Consent of Ernst & Young LLP in respect of the financial statements of Sport Broadcasting, Inc.

        23.7*           Consent of Hill, Barth & King LLC in respect of the Audited
                        Financial Statements of Remington Park, Inc.

        23.8*           Consent of Hill, Barth & King LLC in respect of the Audited
                        Financial Statements of Thistledown, Inc.

        23.9*           Consent of PricewaterhouseCoopers LLP in respect of the
                        Audited Consolidated Financial Statements of Gulfstream Park
                        Racing Association, Inc. and Subsidiary

       24*              Powers of Attorney


------------------------


*   Previously filed.


(1) Incorporated by reference to the corresponding exhibit number of the registrant's Registration Statement on Form S-1 originally filed on January 14, 2000 (File number 333-94791).

(2) Incorporated by reference to the corresponding exhibit number of the registrant's Report on Form 8-K filed March 16, 2000.

(3) Incorporated by reference to the corresponding exhibit number of the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

(5) Incorporated by reference to the corresponding exhibit number of the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.